iShares®

iShares, Inc.

Supplement dated March 1, 2022 (the “Supplement”)

to the Summary Prospectus, Prospectus and Statement of Additional Information (the “SAI”), each dated December 30, 2021 for the iShares MSCI Russia ETF (ERUS) (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and SAI for the Fund.

Following Russia’s large-scale invasion of Ukraine on February 24, 2022, governments of the United States and many other countries have imposed economic sanctions on certain Russia individuals and Russian corporate and banking entities. A number of jurisdictions have also instituted broader sanctions on Russia, including banning Russia from global payments systems that facilitate cross-border payments. In response, the government of Russia has imposed capital controls to restrict movements of capital entering and exiting the country. As a result, the value and liquidity of Russian securities and its currency have experienced significant declines. Further, the Russian securities markets did not open for trading on February 28, 2022. There is no assurance that these disruptions will not continue.

In light of these circumstances, the Fund has temporarily suspended new creations of its shares until further notice.

During this time, the Fund may not meet its investment objective, may experience increased tracking error and may experience significant premiums or discounts to the Fund’s NAV and wider bid-ask spreads. Although shares of the Fund are expected to continue trading on NYSE Arca, Inc., there can be no assurance that an active market will be maintained for the Fund’s shares.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-A-SUPP-0322

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